                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY

                              JLG INDUSTRIES, INC.

                             OFFER TO EXCHANGE ITS
                     8 1/4% SENIOR EXCHANGE NOTES DUE 2008
                        THAT HAVE BEEN REGISTERED UNDER
                     THE SECURITIES ACT OF 1933, AS AMENDED
        FOR ANY AND ALL OF ITS OUTSTANDING 8 1/4% SENIOR NOTES DUE 2008
      THAT WERE ISSUED AND SOLD IN A TRANSACTION EXEMPT FROM REGISTRATION
                  UNDER THE SECURITIES ACT OF 1933, AS AMENDED

                           PURSUANT TO THE PROSPECTUS
                            DATED            , 2003

     This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) if (i) certificates for the Company's 8 1/4% Senior Notes due 2008 (the "Original Notes") are not immediately available, (ii) Original Notes, the Letter of Transmittal and all other required documents cannot be delivered to The Bank of New York (the "Exchange Agent") on or prior to the Expiration Date or (iii) the procedures for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission, to the Exchange Agent. See "The Exchange Offer -- Guaranteed Delivery Procedures" in the Prospectus. In addition, in order to utilize the guaranteed delivery procedure to tender Original Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal relating to the Original Notes (or facsimile thereof) must also be received by the Exchange Agent on or prior to the Expiration Date. Capitalized terms not defined herein have the meanings assigned to them in the Prospectus.

                 The Exchange Agent for the Exchange Offer is.

                              THE BANK OF NEW YORK

By Hand or Overnight Delivery:    By Registered or Certified        Facsimile Transmissions
                                             Mail:               (Eligible Institutions Only)
     The Bank of New York                                               (212) 298-1915
      101 Barclay Street             The Bank of New York          Attention: Reorganization
Corporate Trust Services Window     101 Barclay Street, 7E             Section/Floor 7E
         Ground Level              New York, New York 10286
   New York, New York 10286        Attention: Reorganization      To Confirm by Telephone or
   Attention: Reorganization           Section/Floor 7E              for Information Call:
       Section/Floor 7E                                                 (212) 815-5788

DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

LADIES AND GENTLEMEN:

     The undersigned hereby tenders to JLG Industries, Inc., a Pennsylvania corporation (the "Company"), upon the terms and subject to the conditions set
forth in the Prospectus dated           , 2003 (as the same may be amended or
supplemented from time to time, the "Prospectus"), and the related Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the aggregate principal amount of Original Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures."

                                         DESCRIPTION OF ORIGINAL NOTES
---------------------------------------------------------------------------------------------------------------
                                                                                 AGGREGATE
                                                                                 PRINCIPAL        PRINCIPAL
            NAME(S) AND ADDRESS(ES) OF HOLDER(S)               CERTIFICATE         AMOUNT           AMOUNT
                 (PLEASE FILL IN, IF BLANK)                     NUMBER(S)       REPRESENTED       TENDERED*
---------------------------------------------------------------------------------------------------------------

                                                               ---------------------------------------------

                                                               ---------------------------------------------

                                                               ---------------------------------------------
                                                                  TOTAL
                                                                PRINCIPAL
                                                                AMOUNT OF
                                                              ORIGINAL NOTES

* Must be in integral multiples of $1,000.

If Original Notes will be tendered by book-entry transfer, provide the following information:

DTC Account Number:
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Date:
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     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                                PLEASE SIGN HERE

X
--------------------------------------------------------------------------------

X
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          SIGNATURE(S) OF REGISTERED HOLDER(S) OR AUTHORIZED SIGNATORY

DATE:
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AREA CODE AND TELEPHONE NO.:
----------------------------------------------------------------

     Must be signed by the holder(s) of the Original Notes as their name(s) appear(s) on certificates for Original Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below and, unless waived by the Company, provide proper evidence satisfactory to the Company of such person's authority to so act.

NAME:
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CAPACITY:
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ADDRESS:
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                              (INCLUDING ZIP CODE)

                             GUARANTEE OF DELIVERY

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker, government securities broker or government securities dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent, at one of its addresses set forth above, either the Original Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Original Notes to the Exchange Agent's account at The Depository Trust Company ("DTC"), pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letter(s) of Transmittal (or facsimile thereof) and any other required documents within three New York Stock Exchange trading days after the date of execution of this Notice of Guaranteed Delivery.

     The undersigned acknowledges that it must deliver the Letter(s) of Transmittal (or facsimile thereof) and the Original Notes tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.

                              SIGNATURE GUARANTEE

--------------------------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)

--------------------------------------------------------------------------------
                                 (PRINTED NAME)

--------------------------------------------------------------------------------
                                    (TITLE)

--------------------------------------------------------------------------------
                                 (NAME OF FIRM)

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               (ADDRESS (INCLUDING ZIP CODE) AND TELEPHONE NUMBER
                         (INCLUDING AREA CODE) OF FIRM)

DATE:
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NOTE: DO NOT SEND CERTIFICATES FOR OUTSTANDING DEBT WITH THIS FORM. CERTIFICATES
FOR OUTSTANDING DEBT SHOULD BE SENT ONLY WITH YOUR LETTER OF TRANSMITTAL.

                                        3